                                  EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report of Metatec International, Inc. (the "Company") on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher A. Munro, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Christopher A. Munro
--------------------------------------------

Christopher A. Munro
Chief Executive Officer
May 12, 2003


A signed original of this written statement required by Section 906 has been provided to Metatec International, Inc. and will be retained by Metatec International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.